UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2016

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, or this Current Report, the terms “we,” “us,” and “our” refer to Five Star Quality Care, Inc. and certain of its subsidiaries, and “SNH” refers to Senior Housing Properties Trust and certain of its subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Transactions with SNH

On June 29, 2016, we entered into a transaction agreement, or the Transaction Agreement, and related agreements, or, collectively, the Transaction Documents, with SNH.  Pursuant to the Transaction Documents, among other things, on June 29, 2016, we and SNH completed a sale and leaseback transaction with respect to certain senior living communities we owned and amended the management and related pooling arrangements for certain of the senior living communities we manage for the account of SNH.  Significant terms of the Transaction Documents are summarized below.

•                  Pursuant to the Transaction Agreement, we and SNH entered into a purchase and sale agreement, or the Purchase Agreement, whereby SNH purchased seven of the 33 senior living communities we owned for an aggregate purchase price of $112.4 million, and we and SNH simultaneously entered into a new long term lease agreement, or the New Lease, whereby SNH has leased those seven senior living communities to us.

•                  Pursuant to the New Lease, we are required to pay SNH annual rent of approximately $8.4 million, plus, beginning in 2018, percentage rent equal to 4% of the amount by which gross revenues, as defined in the New Lease, of each community exceeds gross revenues of such community in 2017.  The initial term of the New Lease expires on December 31, 2028, subject to our options to extend the term of the New Lease for two consecutive 15-year terms.  Pursuant to the New Lease, we may request that SNH purchase certain improvements to the communities in return for rent increases in accordance with the formula specified in the New Lease; however, SNH is not obligated to purchase such improvements and we are not required to sell them to SNH.  Pursuant to the Transaction Agreement, SNH has the right, in connection with a financing or other capital raising transaction by it, to reassign one or more of the communities covered by the New Lease to another existing or new long term lease agreement between us and SNH.  Other terms of the New Lease are substantially similar to those of our other four pre-existing long term leases with SNH, such terms being described in our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, which descriptions are incorporated herein by reference.

•                  Pursuant to the Transaction Agreement, our three existing pooling agreements with SNH that combined certain of our management agreements with SNH for senior living communities that include assisted living units, or AL Management Agreements, were terminated.  Also pursuant to the Transaction Agreement, we entered into 10 new pooling agreements with SNH, or the New Pooling Agreements.  Nine of the New Pooling Agreements combine six AL Management Agreements and one of the New Pooling Agreements currently combines five AL Management Agreements.  Each New Pooling Agreement combines various calculations of revenues and expenses from the operations of the applicable communities covered by such New Pooling Agreement.

•                  Pursuant to the New Pooling Agreements, the AL Management Agreements covered by each New Pooling Agreement generally provide us with a management fee equal to either 3% or 5% of the gross revenues realized at such communities plus reimbursement for our direct costs and expenses related to such communities, as well as an annual incentive fee equal to either 35% or 20% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to either 8% or 7% of its invested capital, or, in the case of nine communities, a specified amount plus 7% of SNH’s invested capital since December 31, 2015.  The calculations of our fees and of SNH’s annual minimum return related to any AL Management Agreement that became effective before May 2015 and had been pooled under one of the previously existing pooling agreements are generally the same as they were under the previously existing pooling agreements.  However, with respect to certain communities, SNH’s annual minimum return was reduced to 7%, and also, with respect to the nine communities referenced in the prior sentence, SNH’s annual minimum return was reset as of 2016 to the specified amounts.  With regard to AL Management Agreements that became effective from and after May 2015, the management fee was changed to 5%, rather than the prior 3%, of the gross revenues realized at the applicable community, and the incentive fee was changed to 20%, rather than the prior 35%, of the annual net operating income of the applicable community remaining, in all cases after SNH realizes its requisite annual minimum return.  Pursuant to the New Pooling Agreements, SNH will pay us a fee for our management of capital expenditure projects equal to 3% of amounts funded by SNH.

•                  The terms of the AL Management Agreements covered by the New Pooling Agreements expire between 2030 and 2039 and are subject to automatic renewals, unless earlier terminated or timely notices of nonrenewal are delivered.  The right that we and SNH each had under the AL Management Agreements that became effective from and after May 1, 2015 to terminate each such AL Management Agreement as of December 31, 2016 was eliminated pursuant to the applicable New Pooling Agreement.  We have a limited right under the AL Management Agreements to require underperforming communities to be sold, and SNH has the right to terminate all the AL Management Agreements subject to a New Pooling Agreement if it does not receive its annual minimum return under such New Pooling Agreement in each of three consecutive years, commencing with calendar year 2016, subject to certain cure rights that we have.

•                  The New Pooling Agreements collectively combine all AL Management Agreements except for the management agreement related to one assisted living community located in New York and the management agreement related to one assisted living community located in California, and, other than as described below, the terms of those management agreements were not amended as part of the transactions contemplated by the Transaction Documents.  The terms of our existing pooling agreement with SNH that combines our management agreements with SNH for senior living communities that include only independent living units, and the terms of those management agreements, also were not amended as part of the transactions contemplated by the Transaction Documents.

•                  Pursuant to the Transaction Agreement, we and SNH amended the management agreement for one California community so that the calculation of SNH’s annual minimum return under that agreement is fixed at $3.6 million plus 7% of any amount funded by SNH for capital expenditures at this community since December 31, 2015.

The foregoing descriptions of the Transaction Documents, including the Transaction Agreement, the Purchase Agreement, the New Lease and the New Pooling Agreements, and of the AL Management Agreements, are not complete and are qualified in their entirety by reference to the full text of such agreements and all exhibits and schedules thereto, copies of which are filed with this Current Report, or incorporated by reference herein, as Exhibits 10.1 through 10.14 and Exhibits 99.1 and 99.2 hereto.

Repayment of Revolving Credit Facility Borrowings and Reduction in Commitments

We intend to use part of the net proceeds from the sale to SNH of the seven communities described above to repay $60.0 million in borrowings under our secured revolving credit facility with Citibank, N.A. and a syndicate of other lenders, or the Credit Facility, which were outstanding on June 28, 2016.  In connection with the sale of five of the seven communities, aggregate commitments under the Credit Facility were reduced from $150.0 million to $100.0 million, as those five communities are no longer available as collateral for the Credit Facility.

Information Regarding Certain Relationships and Related Person Transactions

We were a 100% owned subsidiary of SNH until SNH distributed our common shares to its shareholders in 2001.  As of March 31, 2016, SNH owned 4,235,000 of our common shares, representing approximately 8.6% of our outstanding common shares.  SNH is our largest stockholder; we are SNH’s largest tenant and we manage certain senior living communities owned by SNH.  Mr. Barry Portnoy, one of our Managing Directors, is a managing trustee of SNH.  We have significant continuing relationships with SNH, including the leases and the management and related pooling arrangements referred to in this Current Report.  Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, who is SNH’s other Managing Trustee, together own a controlling interest in, and are officers and employees of, The RMR Group LLC, or RMR LLC, which provides management services both to us and to SNH, and are directors and officers of The RMR Group Inc., or RMR Inc., the managing member of RMR LLC.  RMR LLC employs certain of our and SNH’s executive officers, and we lease our headquarters from ABP Trust, the indirect controlling shareholder of RMR LLC.  Certain of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.

Because of the continuing relationships between us and SNH, the terms of the Transaction Documents were negotiated and approved by special committees of our Board of Directors and SNH’s board of trustees composed of our Independent Directors and SNH’s independent trustees who are not also Directors or trustees of the other party, which committees were represented by separate counsel.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2016 Annual Meeting of Stockholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 15 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement and Note 10 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release that we issued announcing the transactions described in Item 2.01 of this Current Report is attached as Exhibit 99.3.

Item 8.01.  Other Events.

As previously disclosed, as a result of our compliance program’s review of records related to our Medicare billing practices, during 2014, we discovered potentially inadequate documentation and other issues at one of our leased skilled nursing facilities, or SNFs.  This compliance review was not initiated in response to any specific complaint or allegation, but was a review of the type that we periodically undertake to test our own compliance with applicable Medicare billing rules.  As a result of these discoveries, in February 2015, we made a voluntary disclosure of deficiencies to the United States Department of Health and Human Services Office of the Inspector General, or the OIG, pursuant to the OIG’s Provider Self-Disclosure Protocol.  We completed our investigation and assessment of these matters and submitted a final supplemental disclosure to the OIG in May 2015.  In June 2016, we settled this matter with the OIG and agreed to pay approximately $8.6 million in exchange for customary releases.  We did not admit any liability.

At March 31, 2016, we had accrued a total liability of $10.1 million as a result of this matter.  As a result of the accrued liability exceeding the final settlement amount, we expect to record an increase to earnings in our results of operations for the second quarter of 2016 to the extent that our accrued liability exceeds our payment to the OIG plus certain costs we incurred in connection with this matter.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE:

•                 THIS CURRENT REPORT STATES THAT SPECIAL COMMITTEES OF EACH OF OUR BOARD OF DIRECTORS AND SNH’S BOARD OF TRUSTEES COMPOSED SOLELY OF OUR INDEPENDENT DIRECTORS AND SNH’S INDEPENDENT TRUSTEES WHO ARE NOT ALSO DIRECTORS OR TRUSTEES OF THE OTHER PARTY AND WHO WERE REPRESENTED BY SEPARATE COUNSEL NEGOTIATED AND APPROVED THE TERMS OF THE TRANSACTION DOCUMENTS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS TERMS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS OR OUR ENTRY INTO THESE AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SNH AND RMR LLC AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Transaction Agreement, dated June 29, 2016, between Five Star Quality Care, Inc. and Senior Housing Properties Trust. (Filed herewith.)

10.2	Purchase and Sale Agreement, dated June 29, 2016, among Senior Housing Properties Trust, as Purchaser, and certain subsidiaries of Five Star Quality Care, Inc., as Seller. (Filed herewith.)

10.3	Master Lease Agreement (Lease No. 5), dated as of June 29, 2016, between SNH/LTA Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant. (Filed herewith.)

10.4

Guaranty Agreement (Lease No. 5), dated as of June 29, 2016, made by Five Star Quality Care, Inc., as Guarantor, for the benefit of SNH/LTA Properties Trust, relating to Master Lease Agreement (Lease No. 5), dated as of June 29, 2016, between SNH/LTA Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant. (Filed herewith.)

10.5	Pooling Agreement No. 1, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

10.6	Pooling Agreement No. 2, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

10.7	Pooling Agreement No. 3, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

10.8	Pooling Agreement No. 4, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

10.9	Pooling Agreement No. 5, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of SNH SE Tenant TRS, Inc. (Filed herewith.)

10.10	Pooling Agreement No. 6, dated as of June 29, 2016, among FVE Managers, Inc. and SNH SE Tenant

TRS, Inc. (Filed herewith.)

10.11	Pooling Agreement No. 7, dated as of June 29, 2016, among FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Filed herewith.)

10.12	Pooling Agreement No. 8, dated as of June 29, 2016, among FVE Managers, Inc. and SNH AL AIMO Tenant, Inc. (Filed herewith.)

10.13	Pooling Agreement No. 9, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

10.14	Pooling Agreement No. 10, dated as of June 29, 2016, among FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

99.1	Amendment to Villa Valencia Management Agreement, dated June 29, 2016, between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Filed herewith.)

99.2

Representative form of AL Management Agreement, dated March 30, 2015, between FVE Managers, Inc., as Manager, and SNH AL AIMO Tenant, Inc. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.)

99.3	Press release dated June 29, 2016. (Furnished herewith.)

99.4	Pro forma financial statements. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Chief Financial Officer and Treasurer

Dated:  July 1, 2016